Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Taxes
Income Taxes

(8)Income Taxes

During the three months ended September 30, 2024 and 2023, the Company recorded income tax expense of $6 thousand and $3 thousand, respectively. During the nine months ended September 30, 2024 and 2023, the Company recorded income tax expense of $34 thousand and $21 thousand, respectively. The income tax expense is related to minimum state taxes and projected Australian and Netherlands income, respectively. The income tax provisions for the three and nine months ended September 30, 2024 were calculated using the discrete year-to-date method. The effective tax rate differs from the statutory tax rate of 21% primarily due to the existence of valuation allowances against net deferred tax assets and current liabilities resulting from the estimated state income tax liabilities and foreign tax liabilities.

In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Based on the level of historical losses, projections of losses in future periods and potential limitations pursuant to changes in ownership under Internal Revenue Code Section 382, the Company provided a full valuation allowance at both September 30, 2024 and December 31, 2023.

(13)	Income Taxes

Income tax expense (benefit) consists of the following:

	Year ended December 31,
	2023	2022
Deferred:
Federal	$—	$(293)
State	—	(76)
Foreign	28	(54)
Deferred income tax benefit	28	(423)
Current:
Federal	—	30
State	7	9
Foreign	17	4
Total income tax expense (benefit), net	$52	$(380)

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2023	2022
Income tax benefit at U.S. federal statutory rate	21.0%	21.0%
State income tax benefit, net of federal benefit	5.9%	3.8%
Stock warrant valuation	9.7%	—%
Other permanent differences	(2.2)%	(1.9)%
Change in state tax rate	4.3%	0.3%
Foreign rate differential	2.7%	(0.2)%
Net operating loss true up	(6.3)%	—%
Other adjustments	(0.8)%	2.8%
Change in valuation allowance	(34.8)%	(25.0)%
Effective income tax rate	(0.5)%	0.8%

A reconciliation of the beginning and ending amount of uncertain tax positions are as follows:

	2023	2022
Uncertain gross tax positions, January 1	$1,052	$1,052
Current year tax positions	—	—
Increase in prior year tax positions	—	—
Settlements	—	—
Lapse of statute of limitations	—	—
Uncertain gross tax positions, December 31	$1,052	$1,052

The components of deferred tax assets and liabilities are as follows:

	December 31,
	2023	2022
Deferred tax assets:
Start-up costs	$1,096	$1,137
Capitalized research and development costs	170	272
Reserves and accruals	751	1,157
Property and equipment	56	—
Intangible assets	4,420	4,597
Research and development credit	2,492	2,492
Lease liability	70	43
Net operating loss carryforwards	67,930	63,424
State and local taxes	2	2
Total gross deferred tax assets	76,987	73,124
Valuation allowance	(76,895)	(72,945)
Deferred tax assets, net of valuation allowance	92	179
Property and equipment	—	(80)
Intangible assets	—	—
Operating lease right-of-use assets	(64)	(43)
Total gross deferred tax liabilities	(64)	(123)
Deferred income taxes, net	$28	$56

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. Based on the level of historical losses and projections of losses in future periods, the Company provided a valuation allowance at both December 31, 2023 and 2022. The remaining net deferred tax asset at December 31, 2023 is the remaining balance of the Netherlands net operating loss. A valuation allowance is not applicable to this entity, as they historically produce income and utilize their net operating loss carryforward. In 2022, the indefinite-lived intangible asset became fully impaired. The Company has a policy that NOL’s are shown gross with valuation allowances with respect to IRC 382 limitations.

As of December 31, 2023 and 2022, the Company had U.S. federal net operating loss carryforwards of $218.9 million and $207.9 million, respectively. Of the total U.S. federal net operating loss carryforwards at December 31, 2023. Losses generated beginning in 2018 will carryover indefinitely. The Company had state net operating loss carryforwards of $348.7 million and $329.1 million at December 31, 2023 and 2022, respectively and had foreign net operating loss carryforwards of $0.2 million at both December 31, 2023 and 2022. Net operating loss carryforwards of the Company are subject to review and possible adjustment by the taxing authorities. With certain exceptions (e.g. the net operating loss carryforwards), the Company is no longer subject to U.S. federal, state or local examinations by tax authorities for years prior to 2016. There are no tax examinations currently in progress.

The Company’s ability to utilize its net operating loss carryforwards, tax credits, and built-in items of deduction, including capitalized start-up costs and research and development costs, has been, and may continue to be substantially limited due to ownership changes. These ownership changes limit the amount of net operating loss carryforwards, credits and built-in items of deduction that can be utilized annually to offset future taxable income. In general, an ownership change, as defined in IRC Section 382, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50% of the outstanding stock of a company by certain stockholders or public groups. Due to the valuation allowance against deferred tax assets at December 31, 2023, the net effect of any further limitation will have no impact on results of operations.

The Company is in the process of completing an IRC Section 382 analysis for the year ended December 31, 2023. The Company believes it experienced an ownership change during 2023 that will result in further limitations on the utilization of its net operating losses. The 2023 ownership change is expected to result in further net operating losses to expire unused. The Company reflected the estimated impact of the 2023 ownership change in the deferred tax table and gross net operating loss carryforwards within this footnote.

The Company has adopted accounting standards which prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a company’s income tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. The Company had no amounts of unrecognized tax benefits that, if recognized, would affect its effective income tax rate for the years ended December 31, 2023 and 2022. The Company’s policy is to classify interest and penalties related to income tax expense as tax expense. As of December 31, 2023, the Company had no amount accrued for the payment of interest and penalties related to unrecognized tax benefits.

The Inflation Reduction Act (IRA) was enacted on August 16, 2022 and includes a new corporate alternative minimum tax based on book income, an excise tax on stock buybacks, and other items such as tax incentives for energy and climate initiatives. There is no impact to the Company at this time, however this may change depending on each year’s differing facts and activities. The Company will continue to monitor this over time.